MATTHEWS INTERNATIONAL FUNDS

dba MATTHEWS ASIA FUNDS

Supplement dated February 13, 2026

to the Prospectuses dated April 30, 2025, as supplemented

For all existing and prospective shareholders of each mutual fund and exchange-traded fund (each a “Fund” and, collectively, the “Funds”) that is a series of Matthews Asia Funds (the “Trust”):

Proposed Changes to Ownership of Matthews

Matthews International Capital Management, LLC (“Matthews”) currently serves as the investment adviser for each Fund under an Investment Advisory Agreement between the Trust, on behalf of each Fund operated as a mutual fund, and Matthews (the “Current Mutual Fund Agreement”), and an Investment Management Agreement between the Trust, on behalf of each Fund operated as an exchange-traded fund, and Matthews (the “Current ETF Agreement” and, together with the Current Mutual Fund Agreement, the “Current Agreements”).

Matthews is in the process of making certain changes to its ownership structure (the “Transaction”). As part of the Transaction, Matthews will repurchase the ownership interests held by three existing investors, RBC USA HoldCo Corporation (“RBC”), Mizuho Bank, Ltd. (“Mizuho”), and affiliates of Lovell Minnick Partners LLC (“Lovell Minnick”). Those repurchases will be funded, in part, by the purchase of additional equity interests in Matthews by G. Paul Matthews, the founder of Matthews, Mark W. Headley, the Executive Chairman of Matthews, and certain other investors.

The Current Agreements would automatically terminate following the consummation of the Transaction because the changes to Matthews’ ownership structure will constitute a change of control of Matthews and, therefore, technically will result in an “assignment” of the Current Agreements under the Investment Company Act of 1940, as amended (the “1940 Act”).

In order for Matthews to continue to provide advisory and management services to the Funds after the Transaction without interruption, a new investment advisory agreement (the “New Mutual Fund Agreement”) and a new investment management agreement (the “New ETF Agreement” and, together with the New Mutual Fund Agreement, the “New Agreements”) between Matthews and the Trust need to be approved and put into effect.

To be effective with respect to a Fund, the proposed New Agreements would need to be approved by both the Board of Trustees of the Trust (the “Board”), including a majority of the Trustees who are not “interested persons” of the Trust as that term is defined in Section 2(a)(19) of the 1940 Act, and by the shareholders of the applicable Fund.

The Board has started its review and consideration of information related to the Transaction and the New Agreements, and has scheduled additional meetings for that purpose. If authorized by the Board, shareholder approval of the New Agreements would be sought at a special meeting of the shareholders of the Funds. Shareholders would receive proxy materials related to that special meeting with more detailed information together with any recommendation from the Board and the reasons for any recommendation.

The Transaction is expected to close in the second quarter of 2026, pending the satisfaction of all closing conditions, including approval by shareholders of each Fund.

The proxy materials noted above will also include a proposal for the election of two trustees to the Board who are now serving as trustees through their appointment by the Board, but who were not previously elected by shareholders of the Trust.

Please retain this Supplement for future reference.